SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                   MAY 8, 1998

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission              IRS Employer
jurisdiction                        File Number             Identification
of incorporation                                            Number

Delaware                              1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On May 8, 1998 registrant issued a press release entitled Halliburton and Dresser Announce Special Meetings pertaining, among other things, to an announcement that registrant and Dresser Industries, Inc. ("Dresser") have both set May 15, 1998 at the close of business as the record date for the determination of shareholders entitled to notice of and to vote at their respective special meetings of shareholders which will be held on June 25, 1998. The meetings will be held to consider and vote on issues relating to the proposed merger of registrant and Dresser.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated May 8, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HALLIBURTON COMPANY




Date:    May 8, 1998                      By:  /s/ Susan S. Keith
                                             ----------------------------
                                                   Susan S. Keith
                                                   Vice President and Secretary




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                                  EXHIBIT INDEX


Exhibit                                                    Sequentially
Number                     Description                     Numbered Page

20                         Press Release of                5 of 6
                           May 8, 1998
                           Incorporated by Reference





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